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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference into the previously filed Registration Statements of Weeks Corporation on Form S-3 (File No. 33-96534), Form S-3 (File No. 33-96536), Form S-3 (File No. 333-1106) and Form S-8 (File No. 333-1088), of our report dated September 27, 1996 with respect to the combined financial statements of NWI Warehouse Group included in this Form 8-K.



                                            Ernst & Young LLP

Atlanta, Georgia
November 5, 1996